Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-12
Investments
Net Investment Income	13
Net Realized Investment Gains (Losses)	14
Investment Portfolio	15
Unrealized Losses	16
Credit Quality of Fixed Maturities	17
Top 25 Financial Holdings	18
Top 25 Non-Financial Holdings	19
Property and Casualty Statutory Ratios	20-21
Historical Financial Highlights	22-23
Other Information	24
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2009	2008	% Change	2009	2008	% Change

SEGMENT INCOME
Property and Casualty
Personal Lines	$27.4	$18.1	51.4	$56.1	$83.8	(33.1)
Commercial Lines	38.7	(6.6)	N/M	137.2	114.1	20.2
Other	7.5	2.3	N/M	6.5	6.8	(4.4)

Total Property and Casualty	73.6	13.8	N/M	199.8	204.7	(2.4)

Interest expense on corporate debt	(6.3)	(10.0)	(37.0)	(27.2)	(29.9)	(9.0)

Total segment income	67.3	3.8	N/M	172.6	174.8	(1.3)

Federal income tax expense on P&C segment income	(24.2)	(4.0)	N/M	(66.4)	(68.9)	(3.6)
Federal income tax benefit on other segment income	2.2	3.5	(37.1)	9.5	10.5	(9.5)

Total federal income tax expense on segment income	(22.0)	(0.5)	N/M	(56.9)	(58.4)	(2.6)

Total segment income after taxes	$45.3	$3.3	N/M	$115.7	$116.4	(0.6)

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$45.3	$3.3	N/M	$115.7	$116.4	(0.6)
Federal income tax settlement	-	6.4	N/M	-	6.4	N/M
Net realized investment losses	-	(52.8)	N/M	(9.7)	(60.7)	(84.0)
Gain from retirement of corporate debt	0.2	-	N/M	34.5	-	N/M
Federal income tax benefit (expense) on non-segment income	3.1	(0.4)	N/M	(8.6)	(0.4)	N/M

Income (loss) from continuing operations	48.6	(43.5)	N/M	131.9	61.7	N/M

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business (Including loss on assets held-for-sale of $6.1 and $72.2 in 2008)	0.4	(21.7)	N/M	6.3	(92.9)	N/M
Gain (loss) from discontinued accident and health business	0.7	-	N/M	(2.4)	-	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	-	-	-	-	10.1	N/M
Gain on disposal of variable life and annuity business	-	2.7	N/M	4.1	8.1	(49.4)
Other	-	0.7	N/M	-	(0.5)	N/M

Net income (loss)	$49.7	$(61.8)	N/M	$139.9	$(13.5)	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended September 30			Nine Months ended September 30
	2009	2008	% Change	2009	2008	% Change

PER SHARE DATA (DILUTED) (1)
Total segment income	$1.32	$0.08	N/M	$3.36	$3.37	(0.3)
Federal income tax expense on segment income	(0.43)	(0.01)	N/M	(1.11)	(1.12)	(0.9)

Total segment income after taxes	0.89	0.07	N/M	2.25	2.25	-
Federal income tax settlement	-	0.13	N/M	-	0.12	N/M
Net realized investment losses	-	(1.04)	N/M	(0.19)	(1.17)	(83.8)
Gain from retirement of corporate debt	-	-	N/M	0.67	-	N/M
Federal income tax expense on non-segment income	0.06	(0.01)	N/M	(0.16)	(0.01)	N/M

Income (loss) from continuing operations	0.95	(0.85)	N/M	2.57	1.19	N/M
Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business (Including loss on assets held for sale of $0.12 and $1.39 in 2008)	0.01	(0.42)	N/M	0.12	(1.80)	N/M
Gain (loss) from discontinued accident and health business	0.01	-	N/M	(0.05)	-	N/M
Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	-	-	-	-	0.20	N/M
Gain on disposal of variable life and annuity business	-	0.05	N/M	0.08	0.16	(50.0)
Other	-	0.01	N/M	-	(0.01)	N/M

Net income (loss)	$0.97	$(1.21)	N/M	$2.72	$(0.26)	N/M

(1)	Per share data for the quarter ended September 30, 2008 represents basic loss per share due to antidilution.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	September 30 2009		December 31 2008		% Change
BALANCE SHEET
Shareholders’ equity
Property and Casualty Group	$2,390.7		$1,995.5		19.8
First Allmerica Financial Life Insurance Company (consolidated) (1)	-		78.1		N/M
THG Holding Company debt	(287.0)		(499.5)		(42.5)
THG Holding Company	303.4		313.1		(3.1)

Total shareholders’ equity	$2,407.1		$1,887.2		27.5

Property and Casualty Companies (2)
Total adjusted statutory capital	$1,709.8		$1,600.7		6.8
Premium to surplus ratio	1.5:1		1.6:1		-

Book value per share
Property and Casualty Group	$47.73		$39.20		21.8
First Allmerica Financial Life Insurance Company (consolidated)	-		1.53		N/M
THG Holding Company debt	(5.73)		(9.81)		(41.6)
THG Holding Company	6.06		6.16		(1.6)

Total book value per share	$48.06		$37.08		29.6

THG book value per share, excluding accumulated other comprehensive loss	$48.28		$44.64		8.2

Shares outstanding (3)	50.1		50.9

Stock price	$41.33		$42.97		(3.8)
Price/book value per share	0.9	x	1.2	x	(0.3	) x
Total Debt/equity	18.0%		28.1%		(10.1	) pts
Total Debt/total capital	15.3%		22.0%		(6.7	) pts

(1)	FAFLIC was sold to Commonwealth Annuity and Life Insurance Company effective January 2, 2009. December 31, 2008 reflects a dividend to THG Holding Company of $136.3 million.
(2)	Property and Casualty Companies include The Hanover Insurance Company, Citizens Insurance Company of America, and all other insurance subsidiaries.
(3)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2009	2008	% Change	2009	2008	% Change

REVENUES
Premiums	$637.4	$621.1	2.6	$1,899.4	$1,858.1	2.2
Net investment income	62.1	65.5	(5.2)	188.3	193.9	(2.9)
Net realized investment losses:
Total other-than-temporary impairment losses on securities	(4.5)	(53.1)	(91.5)	(39.1)	(66.7)	(41.4)
Portion of loss recognized in other comprehensive income	(1.6)	-	N/M	9.8	-	N/M

Net other-than-temporary impairment losses on securities recognized in earnings	(6.1)	(53.1)	(88.5)	(29.3)	(66.7)	(56.1)
Realized gains from sales and other	6.1	0.3	N/M	19.6	6.0	N/M

Total net realized investment losses	-	(52.8)	N/M	(9.7)	(60.7)	(84.0)
Fees and other income	9.0	8.3	8.4	25.8	25.7	0.4

Total revenues	708.5	642.1	10.3	2,103.8	2,017.0	4.3

LOSSES AND EXPENSES

Losses and loss adjustment expenses	403.0	474.2	(15.0)	1,225.1	1,239.7	(1.2)
Policy acquisition expenses	146.8	139.7	5.1	434.7	416.1	4.5
Gain from retirement of corporate debt	(0.2)	-	N/M	(34.5)	-	N/M
Other operating expenses	91.4	77.2	18.4	281.1	247.1	13.8

Total losses and expenses	641.0	691.1	(7.2)	1,906.4	1,902.9	0.2

Income (loss) from continuing operations before federal income taxes	67.5	(49.0)	N/M	197.4	114.1	73.0
Federal income tax expense (benefit)	18.9	(5.5)	N/M	65.5	52.4	25.0

Income (loss) from continuing operations	48.6	(43.5)	N/M	131.9	61.7	N/M

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held-for-sale of $6.1 and $72.2 in 2008)	0.4	(21.7)	N/M	6.3	(92.9)	N/M
Gain (loss) from discontinued accident and health business	0.7	-	N/M	(2.4)	-	N/M
Income from operations of AMGRO (Including gain on disposal of $11.1 in 2008)	-	-	-	-	10.1	N/M
Gain on disposal of variable life and annuity business	-	2.7	N/M	4.1	8.1	(49.4)
Other	-	0.7	N/M	-	(0.5)	N/M

Net income (loss)	$49.7	$(61.8)	N/M	$139.9	$(13.5)	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
	2009	2008	% Change	2009	2008	% Change

PER SHARE DATA (DILUTED)
Income (loss) from continuing operations	$0.95	$(0.85)	N/M	$2.57	$1.19	N/M

Discontinued operations (net of taxes):

Gain (loss) from discontinued FAFLIC business (Including loss on assets held for sale of $0.12 and $1.39 in 2008)	0.01	(0.42)	N/M	0.12	(1.80)	N/M

Gain (loss) from discontinued accident and health business	0.01	-	N/M	(0.05)	-	N/M

Income from operations of AMGRO (Including gain on disposal of $0.21 in 2008)	-	-	-	-	0.20	N/M

Gain on disposal of variable life and annuity business	-	0.05	N/M	0.08	0.16	(50.0)

Other	-	0.01	N/M	-	(0.01)	N/M

Net income (loss) (1)	$0.97	$(1.21)	N/M	$2.72	$(0.26)	N/M

Weighted average shares outstanding (2)	51.2	51.0		51.4	51.8

(1)	Per share data for the quarter ended September 30, 2008 represents basic loss per share due to antidilution. Basic income (loss) per share was $0.98 for the quarter ended September 30, 2009, and $2.75 and $(0.26) for the nine months ended September 30, 2009 and 2008, respectively.

(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	September 30 2009	December 31 2008	% Change

ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,696.3 and $4,382.0)	$4,805.1	$4,140.9	16.0
Equity securities, at fair value (cost of $109.8 and $97.6)	122.0	76.2	60.1
Mortgage loans	20.4	31.1	(34.4)
Other long-term investments	16.7	18.4	(9.2)

Total investments	4,964.2	4,266.6	16.4

Cash and cash equivalents	233.2	397.7	(41.4)
Accrued investment income	53.4	52.3	2.1
Premiums, accounts and notes receivable, net	616.7	578.5	6.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,111.3	1,129.6	(1.6)
Deferred policy acquisition costs	285.3	264.8	7.7
Deferred federal income taxes	216.4	285.6	(24.2)
Goodwill	170.0	169.9	0.1
Other assets	309.7	315.7	(1.9)
Assets of discontinued operations	128.4	1,769.5	(92.7)

Total assets	$8,088.6	$9,230.2	(12.4)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,084.8	$3,201.3	(3.6)
Unearned premiums	1,322.6	1,246.3	6.1
Contractholder deposit funds and other policy liabilities	1.5	1.8	(16.7)

Total policy liabilities and accruals	4,408.9	4,449.4	(0.9)

Expenses and taxes payable	645.1	622.3	3.7
Reinsurance premiums payable	63.4	61.3	3.4
Long-term debt	433.8	531.4	(18.4)
Liabilities of discontinued operations	130.3	1,678.6	(92.2)

Total liabilities	5,681.5	7,343.0	(22.6)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	-	-	-
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	-
Additional paid-in capital	1,807.8	1,803.8	0.2
Accumulated other comprehensive loss	(10.8)	(384.8)	(97.2)
Retained earnings	1,121.4	949.8	18.1
Treasury stock at cost (10.4 and 9.6 million shares)	(511.9)	(482.2)	6.2

Total shareholders’ equity	2,407.1	1,887.2	27.5

Total liabilities and shareholders’ equity	$8,088.6	$9,230.2	(12.4)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended September 30			Nine Months ended September 30
(In millions)	2009	2008	% Change	2009	2008	% Change

REVENUES
Net premiums written	$688.8	$651.6	5.7	$1,981.8	$1,920.7	3.2
Change in unearned premiums, net of prepaid reinsurance premiums	(51.4)	(30.5)	68.5	(82.4)	(62.6)	31.6

Net premiums earned	637.4	621.1	2.6	1,899.4	1,858.1	2.2
Net investment income	62.1	65.3	(4.9)	187.9	193.3	(2.8)
Other income	10.0	9.4	6.4	29.1	31.0	(6.1)

Total segment revenue	709.5	695.8	2.0	2,116.4	2,082.4	1.6

LOSSES AND OPERATING EXPENSES
Losses and loss adjustment expenses	403.0	474.2	(15.0)	1,225.1	1,239.7	(1.2)
Policy acquisition expenses	146.8	139.7	5.1	434.7	416.1	4.5
Other operating expenses	86.1	68.1	26.4	256.8	221.9	15.7

Total losses and operating expenses	635.9	682.0	(6.8)	1,916.6	1,877.7	2.1

Segment income before federal income taxes	$73.6	$13.8	N/M	$199.8	$204.7	(2.4)

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY GROUP (1)

SELECT BALANCE SHEET INFORMATION

(In millions)	September 30 2009	December 31 2008	% Change

ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $4,385.2 and $4,154.9)	$4,521.9	$3,912.1	15.6
Equity securities, at fair value (cost of $111.4 and $88.3)	122.0	66.9	82.4
Mortgage loans	21.0	32.7	(35.8)
Other long-term investments	12.0	13.5	(11.1)

Total investments	4,676.9	4,025.2	16.2

Cash and cash equivalents	203.7	377.8	(46.1)
Accrued investment income	51.3	48.6	5.6
Premiums, accounts, and notes receivable, net	616.7	579.2	6.5
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,111.3	1,129.6	(1.6)
Deferred policy acquisition costs	285.3	264.8	7.7
Deferred federal income tax asset	183.9	220.8	(16.7)
Goodwill	170.0	169.9	0.1
Other assets	321.8	309.3	4.0
Assets of discontinued operations	128.4	-	N/M

Total assets	$7,749.3	$7,125.2	8.8

LIABILITIES
Policy liabilities and accruals:
Losses and loss adjustment expenses	$3,084.8	$3,201.3	(3.6)
Unearned premiums	1,322.6	1,246.3	6.1
Contractholder deposit funds and other policy liabilities	1.5	1.8	(16.7)

Total policy liabilities and accruals	4,408.9	4,449.4	(0.9)

Expenses and taxes payable	609.2	596.4	2.1
Reinsurance premiums payable	63.4	61.3	3.4
Long-term debt	146.8	22.6	N/M
Liabilities of discontinued operations	130.3	-	N/M

Total liabilities	$5,358.6	$5,129.7	4.5

(1)	Property and Casualty group includes The Hanover Insurance Company, Citizens Insurance Company of America, and AIX Holdings, Inc. and their subsidiaries, Verlan Fire Insurance Company, OPUS Investments, Inc. and other insurance and non-insurance subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Quarter ended September 30, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$249.1	$136.5	$11.1	$396.7	$27.8	$47.4	$98.7	$118.2	$292.1	$-	$688.8

Net premiums earned	$243.8	$112.2	$9.7	$365.7	$26.9	$46.8	$90.6	$107.4	$271.7	$-	$637.4
Losses excluding prior year loss reserve development and catastrophe losses	155.2	57.2	3.9	216.3	18.8	25.1	42.7	47.9	134.5	0.1	350.9
Prior year loss reserve favorable development	(9.7)	(1.0)	(0.5)	(11.2)	(5.9)	(2.1)	(5.7)	(3.2)	(16.9)	(10.5)	(38.6)
Pre-tax catastrophe losses	0.8	14.3	0.3	15.4	-	0.8	8.1	0.4	9.3	-	24.7
Loss adjustment expenses (1)	29.7	9.6	0.3	39.6	3.0	3.1	12.0	8.0	26.1	0.2	65.9
Policy acquisition expenses and other underwriting expenses				109.7					113.4	(0.1)	223.0
Policyholders’ dividends				-					0.1	-	0.1

GAAP underwriting (loss) profit				(4.1)					5.2	10.3	11.4
Net investment income				27.8					31.9	2.4	62.1
Other income				3.7					4.8	1.5	10.0
Other operating expenses				-					(3.2)	(6.7)	(9.9)

Segment income before federal income taxes				$27.4					$38.7	$7.5	$73.6

	Quarter ended September 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$260.8	$125.8	$10.9	$397.5	$30.8	$46.3	$93.6	$83.4	$254.1	$-	$651.6

Net premiums earned	$252.0	$106.9	$9.7	$368.6	$30.3	$48.8	$92.9	$80.5	$252.5	$-	$621.1
Losses excluding prior year loss reserve development and catastrophe losses	160.8	50.6	3.9	215.3	18.5	25.1	55.2	32.1	130.9	-	346.2
Prior year loss reserve favorable development	(13.3)	(1.3)	(1.2)	(15.8)	(5.3)	(4.7)	(5.5)	(4.0)	(19.5)	(0.2)	(35.5)
Pre-tax catastrophe losses	1.2	37.2	1.3	39.7	-	0.1	48.3	10.1	58.5	-	98.2
Loss adjustment expenses (1)	30.9	9.0	0.3	40.2	3.2	3.9	10.5	7.0	24.6	0.4	65.2
Policy acquisition expenses and other underwriting expenses				102.9					96.6	(0.2)	199.3
Policyholders’ dividends				-					0.1	-	0.1

GAAP underwriting loss				(13.7)					(38.7)	-	(52.4)
Net investment income				30.1					31.5	3.7	65.3
Other income				3.4					4.3	1.7	9.4
Other operating expenses				(1.7)					(3.7)	(3.1)	(8.5)

Segment income (loss) before federal income taxes				$18.1					$(6.6)	$2.3	$13.8

(1)	Loss adjustment expenses includes (unfavorable) favorable development of $(0.2) million and $(0.1) million in Personal Lines, $4.4 million and $2.9 million in Commercial Lines, and $4.2 million and $2.8 million in Total P&C for the quarters ended September 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME

	Nine Months ended September 30, 2009
	Personal Lines				Commercial Lines
(In millions)	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$740.6	$344.8	$30.3	$1,115.7	$88.3	$147.8	$289.4	$340.4	$865.9	$0.2	$1,981.8

Net premiums earned	$734.9	$329.6	$29.3	$1,093.8	$85.6	$139.6	$271.3	$308.8	$805.3	$0.3	$1,899.4
Losses excluding prior year loss reserve development and catastrophe losses	477.5	172.2	10.5	660.2	58.1	74.6	128.8	132.7	394.2	-	1,054.4
Prior year loss reserve (favorable) unfavorable development	(44.5)	7.8	(1.6)	(38.3)	(17.1)	(4.7)	(16.1)	(20.0)	(57.9)	(10.4)	(106.6)
Pre-tax catastrophe losses	4.1	59.3	0.7	64.1	-	1.1	22.3	4.8	28.2	-	92.3
Loss adjustment expenses (1)	89.5	28.7	0.6	118.8	0.5	7.6	31.0	26.1	65.2	0.6	184.6
Policy acquisition expenses and other underwriting expenses				322.4					333.9	(0.5)	655.8
Policyholders’ dividends				-					0.4	-	0.4

GAAP underwriting (loss) profit				(33.4)					41.3	10.6	18.5
Net investment income				81.4					93.2	13.3	187.9
Other income				10.8					14.0	4.3	29.1
Other operating expenses				(2.7)					(11.3)	(21.7)	(35.7)

Segment income before federal income taxes				$56.1					$137.2	$6.5	$199.8

	Nine Months ended September 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Net premiums written	$772.4	$319.5	$30.8	$1,122.7	$98.4	$152.6	$285.7	$261.1	$797.8	$0.2	$1,920.7

Net premiums earned	$755.6	$322.3	$29.5	$1,107.4	$91.5	$148.6	$271.4	$238.9	$750.4	$0.3	$1,858.1
Losses excluding prior year loss reserve development and catastrophe losses	487.1	156.4	10.1	653.6	60.1	78.2	133.4	90.7	362.4	-	1,016.0
Prior year loss reserve favorable development	(47.5)	(1.0)	(1.9)	(50.4)	(22.3)	(10.8)	(29.0)	(15.0)	(77.1)	(0.7)	(128.2)
Pre-tax catastrophe losses	3.5	69.4	2.4	75.3	-	0.6	64.8	14.9	80.3	-	155.6
Loss adjustment expenses (1)	95.3	26.1	1.3	122.7	10.3	12.8	29.7	19.4	72.2	1.0	195.9
Policy acquisition expenses and other underwriting expenses				319.2					294.1	(0.3)	613.0
Policyholders’ dividends				-					0.4	-	0.4

GAAP underwriting (loss) profit				(13.0)					18.1	0.3	5.4
Net investment income				89.1					92.9	11.3	193.3
Other income				12.2					13.8	5.0	31.0
Other operating expenses				(4.5)					(10.7)	(9.8)	(25.0)

Segment income before federal income taxes				$83.8					$114.1	$6.8	$204.7

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $1.5 million and $(2.2) million in Personal Lines, $20.1 million and $6.2 million in Commercial Lines, and $21.6 million and $4.0 million in Total P&C for the nine months ended September 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended September 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Losses, excluding catastrophe losses and development	63.6%	51.0%	40.2%	59.2%	69.8%	53.7%	47.2%	44.7%	49.5%	N/M	55.2%
Catastrophe losses	0.3%	12.7%	3.1%	4.2%	-	1.7%	8.9%	0.4%	3.4%	N/M	3.9%
Loss development	(4.0)%	(0.9)%	(5.2)%	(3.1)%	(21.9)%	(4.5)%	(6.3)%	(3.0)%	(6.2)%	N/M	(6.1)%

Total losses	59.9%	62.8%	38.1%	60.3%	47.9%	50.9%	49.8%	42.1%	46.7%	N/M	53.0%
Loss adjustment expenses (1)	12.2%	8.6%	3.1%	10.8%	11.2%	6.6%	13.2%	7.4%	9.6%	N/M	10.3%
Policy acquisition and other underwriting expenses (2)				29.1%					41.5%	N/M	34.3%
Policyholders’ dividends				-					-	N/M	-

Combined				100.2%					97.8%	N/M	97.6%

Policies in force (3)	(1.2)%	4.7%	(4.8)%	1.2%	(2.1)%	(3.0)%	2.7%	(3.3)%	(0.9)%	-	0.9%
Retention (3), (4)	74.3%	82.0%	N/M	78.2%	77.8%	79.7%	80.0%	78.4%	79.4%

	Quarter ended September 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Losses, excluding catastrophe losses and development	63.7%	47.4%	40.2%	58.4%	61.1%	51.4%	59.4%	39.9%	51.8%	N/M	55.7%
Catastrophe losses	0.5%	34.8%	13.4%	10.8%	-	0.2%	52.0%	12.5%	23.2%	N/M	15.8%
Loss development	(5.3)%	(1.2)%	(12.4)%	(4.3)%	(17.5)%	(9.6)%	(5.9)%	(5.0)%	(7.7)%	N/M	(5.7)%

Total losses	58.9%	81.0%	41.2%	64.9%	43.6%	42.0%	105.5%	47.4%	67.3%	N/M	65.8%
Loss adjustment expenses (1)	12.3%	8.4%	3.1%	10.9%	10.6%	8.0%	11.3%	8.7%	9.7%	N/M	10.5%
Policy acquisition and other underwriting expenses (2)				27.0%					38.1%	N/M	31.5%
Policyholders’ dividends				-					-	N/M	-

Combined				102.8%					115.1%	N/M	107.8%

Policies in force (3)	(2.0)%	(1.2)%	(5.7)%	(1.8)%	2.9%	5.3%	0.9%	4.8%	3.2%	-	(1.2)%
Retention (3), (4)	73.2%	81.3%	N/M	77.4%	76.3%	78.5%	82.9%	72.8%	80.5%

(1)	Loss adjustment expenses includes (unfavorable) favorable development of $(0.2) million and $(0.1) million in Personal Lines, $4.4 million and $2.9 million in Commercial Lines, and $4.2 million and $2.8 million in Total P&C for the quarters ended September 30, 2009 and 2008, respectively.

(2)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.

(3)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.

(4)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Nine Months ended September 30, 2009
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Losses, excluding catastrophe losses and development	65.0%	52.2%	35.9%	60.3%	67.8%	53.5%	47.5%	42.9%	49.0%	N/M	55.5%
Catastrophe losses	0.6%	18.0%	2.4%	5.9%	-	0.8%	8.2%	1.6%	3.5%	N/M	4.9%
Loss development	(6.1)%	2.4%	(5.5)%	(3.5)%	(20.0)%	(3.4)%	(5.9)%	(6.5)%	(7.2)%	N/M	(5.6)%

Total losses	59.5%	72.6%	32.8%	62.7%	47.8%	50.9%	49.8%	38.0%	45.3%	N/M	54.8%
Loss adjustment expenses (1)	12.2%	8.7%	2.0%	10.9%	0.6%	5.4%	11.4%	8.5%	8.1%	N/M	9.7%
Policy acquisition and other underwriting expenses (2)				28.5%					41.2%	N/M	33.9%
Policyholders’ dividends				-					-	N/M	-

Combined				102.1%					94.6%	N/M	98.4%

Policies in force (3)	(1.2)%	4.7%	(4.8)%	1.2%	(2.1)%	(3.0)%	2.7%	(3.3)%	(0.9)%	-	0.9%
Retention (3), (4)	74.3%	82.0%	N/M	78.2%	73.8%	77.7%	79.9%	78.3%	78.3%

	Nine Months ended September 30, 2008
	Personal Lines				Commercial Lines
	Auto	Home	Other	Total	Workers’ Comp	Auto	Multiple Peril	Other	Total	Other P&C	Total P&C

Losses, excluding catastrophe losses and development	64.5%	48.5%	34.2%	59.0%	65.7%	52.6%	49.2%	38.0%	48.3%	N/M	54.7%
Catastrophe losses	0.5%	21.5%	8.1%	6.8%	-	0.4%	23.9%	6.2%	10.7%	N/M	8.4%
Loss development	(6.3)%	(0.3)%	(6.4)%	(4.5)%	(24.4)%	(7.2)%	(10.7)%	(6.3)%	(10.3)%	N/M	(6.9)%

Total losses	58.7%	69.7%	35.9%	61.3%	41.3%	45.8%	62.4%	37.9%	48.7%	N/M	56.2%
Loss adjustment expenses (1)	12.6%	8.1%	4.4%	11.1%	11.3%	8.6%	10.9%	8.1%	9.6%	N/M	10.5%
Policy acquisition and other underwriting expenses (2)				27.9%					38.9%	N/M	32.4%
Policyholders’ dividends				-					0.1%	N/M	-

Combined				100.3%					97.3%	N/M	99.1%

Policies in force (3)	(2.0)%	(1.2)%	(5.7)%	(1.8)%	2.9%	5.3%	0.9%	4.8%	3.2%	-	(1.2)%
Retention (3), (4)	73.2%	81.3%	N/M	77.4%	79.2%	80.2%	80.9%	75.0%	80.8%

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $1.5 million and $(2.2) million in Personal Lines, $20.1 million and $6.2 million in Commercial Lines, and $21.6 million and $4.0 million in Total P&C for the nine months ended September 30, 2009 and 2008, respectively.

(2)	Policy acquisition and other underwriting expenses are reduced by installment fee revenues for purposes of the ratio calculation.

(3)	Policies in force and retention rates do not include recent acquisitions of Professionals Direct, Inc., Verlan Fire Insurance Company, and AIX, Inc.

(4)	The retention rate for Personal Lines is a twelve month rolling average calculation based on policies in force; the retention rate for Commercial Lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Nine Months ended September 30

(In millions, except yields)	2009		2008

		Yield		Yield

Fixed maturities (1)	$186.4	5.56%	$188.1	5.60%
Equity securities	3.3	-	3.1	-
Mortgages (2)	1.8	8.63%	0.7	10.32%
All other	1.8	-	5.7	-
Investment expenses	(5.0)	-	(3.7)	-

Total (3)	$188.3	5.18%	$193.9	5.45%

(1)	Includes purchase accounting adjustments of $(1.6) million and $(2.5) million for the nine months ended September 30, 2009 and 2008, respectively.

(2)	Excluding mortgage prepayment fees of $0.1 and $0.2 million for the nine months ended September 30, 2009 and 2008, mortgage yields were 8.37% and 8.86%, respectively.

(3)	Excludes discontinued operations of $1.3 million and $49.8 million for the nine months ended September 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended September 30		Nine Months ended September 30

(In millions)	2009	2008	2009	2008

Total other-than-temporary impairment losses	$(4.5)	$(53.1)	$(39.1)	$(66.7)

Portion of loss recognized in other comprehensive income	(1.6)	-	9.8	-

Net other-than-temporary losses on securities recognized in earnings	(6.1)	(53.1)	(29.3)	(66.7)

Realized gains from sales and other	6.1	0.3	19.6	6.0

Net realized investment losses (1)	$-	$(52.8)	$(9.7)	$(60.7)

(1)	Excludes discontinued operations of $(15.6) million for the quarter ended September 30, 2008, and $(3.2) million and $(23.0) million for the nine months ended September 30, 2009 and 2008, respectively. There were no realized gains or losses for discontinued operations for the quarter ended September 30, 2009.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

($ in millions)	September 30, 2009

Investment Type	Weighted Average Quality	Amortized Cost	Fair Value	Net Unrealized Gain (Loss)	Change in Net Unrealized Q3	Change in Net Unrealized YTD

Fixed Maturities:
Corporate:
NAIC 1	A	$902.1	$936.3	$34.2	$39.6	$94.0
NAIC 2	BBB	1,059.8	1,103.5	43.7	51.4	115.9
NAIC 3 and below	B+	298.2	294.6	(3.6)	25.7	52.9

Total corporate	BBB+	2,260.1	2,334.4	74.3	116.7	262.8
Asset backed:
Residential mortgage backed securities	AA+	922.1	938.4	16.3	14.8	17.6
Commercial mortgage backed securities	AA+	336.7	337.8	1.1	21.0	32.0
Asset backed securities	A-	67.3	70.1	2.8	3.2	10.1
Municipals:
Taxable	AA-	631.2	635.9	4.7	4.4	19.8
Tax exempt	A+	204.8	208.2	3.4	12.1	19.9
U.S. government	AAA	385.8	388.6	2.8	2.3	(1.8)

Total fixed maturities (1)	A+	4,808.0	4,913.4	105.4	174.5	360.4
Equity securities:
Perpetual preferred securities		32.4	36.3	3.9	4.5	17.3
Common equity securities		77.4	85.7	8.3	10.2	16.3

Total fixed maturities and equity securities		4,917.8	5,035.4	117.6	189.2	394.0
Cash and cash equivalents (2)		241.3	241.3	-	-	-
Mortgage loans and other long-term investments		35.1	37.1	2.0	-	(0.1)

Total		$5,194.2	$5,313.8	$119.6	$189.2	$393.9

(1)	Includes discontinued accident and health business of $111.7 million in amortized cost and $108.3 million in fair value at September 30, 2009. Net unrealized losses associated with the discontinued accident and health business improved $5.6 million during the third quarter of 2009 and $10.5 million since year end 2008.

(2)	Includes discontinued accident and health business of $8.1 million in amortized cost and in fair value at September 30, 2009.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	September 30, 2009		December 31, 2008

	Gross Unrealized Losses and OTTI	Fair Value	Gross Unrealized Losses	Fair Value

INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$14.3	$325.7	$150.2	$1,724.1
Greater than 12 months	57.2	438.1	94.4	469.8

Total investment grade fixed maturities	71.5	763.8	244.6	2,193.9

BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	24.4	99.3	64.2	152.5
Greater than 12 months	22.0	160.3	-	-

Total below investment grade fixed maturities	46.4	259.6	64.2	152.5

PERPETUAL PREFERRED SECURITIES:
12 months or less	-	-	-	-
Greater than 12 months	-	-	13.4	28.5

Total perpetual preferred securities	-	-	13.4	28.5

EQUITY SECURITIES:
12 months or less	0.1	0.1	11.4	32.3
Greater than 12 months	-	-	-	-

Total equity securities	0.1	0.1	11.4	32.3

Total (1)	$118.0	$1,023.5	$333.6	$2,407.2

(1)	Includes discontinued accident and health business of $11.1 million in gross unrealized losses with $36.3 million in fair value at September 30, 2009 and $15.7 million in gross unrealized losses with $52.3 million in fair value at December 31, 2008.

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)		September 30, 2009		December 31, 2008
NAIC Designation	Rating Agency Equivalent Designation	Amortized Cost	Fair Value	Amortized Cost	Fair Value

1	Aaa/Aa/A	$3,208.0	$3,287.8	$3,098.1	$2,997.8
2	Baa	1,253.9	1,293.1	1,074.8	981.5
3	Ba	159.1	147.0	151.5	133.2
4	B	101.8	99.8	111.0	83.8
5	Caa and lower	69.1	70.4	37.1	24.5
6	In or near default	16.1	15.3	8.8	5.5

Total fixed maturities (1)		$4,808.0	$4,913.4	$4,481.3	$4,226.3

(1)	Includes discontinued accident and health business of $111.7 million in amortized cost and $108.3 million in fair value at September 30, 2009 and $99.3 million in amortized cost and $85.4 million in fair value at December 31, 2008.

THE HANOVER INSURANCE GROUP

TOP 25 FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of September 30, 2009
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Bank of America	$34.2	$30.4	0.57%	A-
Wells Fargo	21.9	21.9	0.41%	AA-
PNC Bank	19.9	19.3	0.36%	A
GE Capital	19.3	19.6	0.37%	AA+
American Express	18.3	18.0	0.34%	BBB+
Capital One	17.4	17.9	0.34%	BBB
Manufacturers & Traders Bank	15.1	12.6	0.24%	A-
Morgan Stanley	15.0	16.2	0.31%	A
Fifth Third Bancorp	15.0	13.1	0.25%	BBB-
Student Loan Market	14.5	14.2	0.27%	BBB-
Bank of Scotland	13.0	12.8	0.24%	BBB
Genworth Global Funding	12.9	12.7	0.24%	BBB
Branch Bank & Trust	12.5	12.7	0.24%	A
Prudential Financial	12.5	12.9	0.24%	A
Charter One	12.1	12.2	0.23%	BBB+
Goldman Sachs	12.0	12.1	0.23%	A
Union Bank of California	11.5	11.4	0.21%	A
American General Finance	10.8	8.5	0.16%	BB+
Aetna	10.6	11.0	0.21%	A-
FMR	10.5	10.7	0.20%	A+
Simon Property Group	10.1	10.3	0.19%	A-
Regions Bank	10.1	8.2	0.15%	BB+
Bank of Oklahoma	10.0	9.0	0.17%	BBB+
Bank of New York Mellon	9.6	9.8	0.18%	A+
Lincoln National	9.5	7.1	0.13%	BBB
Top 25 Financial	358.3	344.6	6.48%
Other Financial	143.9	137.5	2.59%
Total Financial	$502.2	$482.1	9.07%

THE HANOVER INSURANCE GROUP

TOP 25 NON-FINANCIAL FIXED MATURITY HOLDINGS

(In millions, except percentage data)	As of September 30, 2009
Issuer	Amortized Cost	Fair Value	As a percent of Invested Assets	S&P Ratings
Valero Energy	$19.7	$19.4	0.37%	BBB
Union Pacific	19.3	20.1	0.38%	BBB
Dominion Resources	18.2	19.1	0.36%	A-
Conoco Phillips	18.0	19.2	0.36%	A
AT&T	17.8	19.0	0.36%	A
Safeway	17.4	18.5	0.35%	BBB
Kroger	17.4	18.4	0.35%	BBB
CVS	17.3	18.3	0.34%	BBB+
Home Depot	16.9	17.8	0.34%	BBB+
Miller Brewing	16.4	17.6	0.33%	BBB+
Comcast	15.8	17.6	0.33%	BBB+
Schering-Plough	15.4	16.7	0.31%	A-
Pacific Gas & Electric	15.3	16.8	0.32%	BBB+
Canadian National Railways	15.0	16.2	0.30%	A-
Shell	15.0	15.8	0.30%	AA
Vodafone	14.9	15.9	0.30%	A-
Atmos Energy	14.9	16.1	0.30%	BBB+
Plains All-America Pipeline	14.6	15.1	0.28%	BBB-
Sempra Energy	14.6	15.3	0.29%	BBB+
BP Capital Markets	14.4	14.9	0.28%	AA
Duke Energy	14.4	15.3	0.29%	A-
Enterprise Products	14.2	14.5	0.27%	BBB-
Exelon	14.1	14.4	0.27%	BBB-
Deutsche Telecom	13.9	14.9	0.28%	BBB+
Lowe’s	13.6	14.8	0.28%	A+
Top 25 Non-Financial	398.5	421.7	7.94%
Other Non-Financial	1,359.4	1,430.6	26.92%
Total Non-Financial	$1,757.9	$1,852.3	34.86%

PROPERTY & CASUALTY STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended September 30, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other	Total	P&C	P&C

Losses, excluding catastrophe losses and development	63.6%	51.0%	40.2%	59.1%	66.7%	53.3%	46.8%	44.7%	49.2%	N/M	55.1%
Catastrophe losses	0.3%	12.8%	3.1%	4.2%	-	1.9%	9.2%	0.8%	3.7%	N/M	4.0%
Loss development	(4.0)%	(0.9)%	(5.2)%	(3.1)%	(20.9)%	(4.5)%	(6.2)%	(3.0)%	(6.2)%	N/M	(6.0)%

Total losses	59.9%	62.9%	38.1%	60.2%	45.8%	50.7%	49.8%	42.5%	46.7%	N/M	53.1%
Loss adjustment expenses (1)	12.2%	8.6%	4.1%	10.9%	11.0%	6.6%	13.0%	7.3%	9.5%	N/M	10.3%
Policy acquisition and other underwriting expenses				29.3%					40.7%	N/M	34.2%
Policyholders’ dividends				-					0.1%	N/M	-

Combined				100.4%					97.0%	N/M	97.6%

	Quarter ended September 30, 2008
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other	Total	P&C	P&C

Losses, excluding catastrophe losses and development	63.8%	47.3%	40.2%	58.4%	61.3%	51.3%	59.3%	40.0%	51.8%	N/M	55.7%
Catastrophe losses	0.5%	34.9%	12.4%	10.8%	-	0.2%	51.3%	11.3%	22.5%	N/M	15.6%
Loss development	(5.3)%	(1.2)%	(12.4)%	(4.3)%	(17.5)%	(9.6)%	(5.9)%	(5.0)%	(7.7)%	N/M	(5.7)%

Total losses	59.0%	81.0%	40.2%	64.9%	43.8%	41.9%	104.7%	46.3%	66.6%	N/M	65.6%
Loss adjustment expenses (1)	12.2%	8.4%	4.1%	10.9%	10.3%	8.0%	11.3%	8.6%	9.7%	N/M	10.5%
Policy acquisition and other underwriting expenses				26.5%					38.4%	N/M	31.1%
Policyholders’ dividends				-					0.1%	N/M	-

Combined				102.3%					114.8%	N/M	107.2%

(1)	Loss adjustment expenses includes (unfavorable) favorable development of $(0.2) million and $(0.1) million in Personal Lines, $4.4 million and $2.9 million in Commercial Lines, and $4.2 million and $2.8 million in Total P&C for the quarters ended September 30, 2009 and 2008, respectively.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Nine Months ended September 30, 2009
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other	Total	P&C	P&C

Losses, excluding catastrophe losses and development	65.0%	52.3%	35.7%	60.4%	66.5%	53.4%	47.4%	43.3%	49.0%	N/M	55.7%
Catastrophe losses	0.5%	18.0%	2.4%	5.9%	-	0.8%	8.3%	1.7%	3.6%	N/M	4.9%
Loss development	(6.1)%	2.4%	(5.4)%	(3.5)%	(19.6)%	(3.4)%	(5.9)%	(6.5)%	(7.2)%	N/M	(5.6)%

Total losses	59.4%	72.7%	32.7%	62.8%	46.9%	50.8%	49.8%	38.5%	45.4%	N/M	55.0%
Loss adjustment expenses (1)	12.2%	8.7%	2.0%	10.9%	0.6%	5.4%	11.4%	8.4%	8.0%	N/M	9.7%
Policy acquisition and other underwriting expenses				29.4%					40.3%	N/M	34.2%
Policyholders’ dividends				-					0.1%	N/M	-

Combined				103.1%					93.8%	N/M	98.9%

	Nine Months ended September 30, 2008
	Personal Lines				Commercial Lines
					Workers’		Multiple			Other	Total
	Auto	Home	Other	Total	Comp	Auto	Peril	Other	Total	P&C	P&C

Losses, excluding catastrophe losses and development	64.5%	48.5%	34.2%	59.0%	65.4%	52.6%	49.2%	38.3%	48.4%	N/M	54.7%
Catastrophe losses	0.5%	21.6%	8.1%	6.8%	-	0.4%	23.7%	5.8%	10.5%	N/M	8.3%
Loss development	(6.3)%	(0.3)%	(6.4)%	(4.6)%	(24.3)%	(7.3)%	(10.7)%	(6.3)%	(10.3)%	N/M	(6.9)%

Total losses	58.7%	69.8%	35.9%	61.2%	41.1%	45.7%	62.2%	37.8%	48.6%	N/M	56.1%
Loss adjustment expenses (1)	12.6%	8.1%	4.7%	11.0%	11.2%	8.6%	10.9%	8.1%	9.6%	N/M	10.5%
Policy acquisition and other underwriting expenses				28.4%					38.4%	N/M	32.6%
Policyholders’ dividends				-					0.1%	N/M	-

Combined				100.6%					96.7%	N/M	99.2%

(1)	Loss adjustment expenses includes favorable (unfavorable) development of $1.5 million and $(2.2) million in Personal Lines, $20.1 million and $6.2 million in Commercial Lines, and $21.6 million and $4.0 million in Total P&C for the nine months ended September 30, 2009 and 2008, respectively.

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	Q3 09	Q2 09	Q1 09	2008	Q4 08	Q3 08	Q2 08	Q1 08

SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$27.4	$25.6	$3.1	$123.5	$39.7	$18.1	$38.6	$27.1
Commercial Lines	38.7	50.9	47.6	169.7	55.6	(6.6)	52.7	68.0
Other Property and Casualty	7.5	(0.2)	(0.8)	9.0	2.2	2.3	2.9	1.3

Total Property and Casualty	73.6	76.3	49.9	302.2	97.5	13.8	94.2	96.4
Interest expense on corporate debt	(6.3)	(10.5)	(10.4)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$67.3	$65.8	$39.5	$262.3	$87.5	$3.8	$84.3	$86.4

Federal income tax expense on segment income	(22.0)	(21.8)	(13.1)	(86.3)	(27.9)	(0.5)	(28.8)	(29.1)

Total segment income after federal income taxes	$45.3	$44.0	$26.4	$176.0	$59.6	$3.3	$55.5	$57.3

Federal income tax settlement	-	-	-	6.4	-	6.4	-	-
Net realized investment losses	-	(3.6)	(6.1)	(97.8)	(37.1)	(52.8)	(7.6)	(0.3)
Gain from retirement of corporate debt	0.2	34.3	-	-	-	-	-	-
Other non-segment items	-	0.1	(0.1)	(0.1)	(0.1)	-	-	-
Federal income tax benefit (expense) on non-segment income	3.1	(11.7)	-	-	0.4	(0.4)	-	-

Income (loss) from continuing operations	48.6	63.1	20.2	84.5	22.8	(43.5)	47.9	57.0

Discontinued operations (net of taxes):
Gain (loss) from discontinued FAFLIC business	0.4	0.9	5.0	(84.8)	8.1	(21.7)	(67.7)	(3.5)
Gain (loss) from discontinued accident and health business	0.7	0.2	(3.3)	-	-	-	-	-
Gain from operations of AMGRO	-	-	-	10.1	-	-	10.4	-
Gain (loss) on disposal of discontinued variable life and annuity business	-	0.2	3.9	11.3	3.2	2.7	(0.8)	6.2
Other	-	-	-	(0.5)	-	0.7	-	(1.2)

NET INCOME (LOSS)	$49.7	$64.4	$25.8	$20.6	$34.1	$(61.8)	$(10.2)	$58.5

PER SHARE DATA (DILUTED)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$0.95	$1.23	$0.39	$1.63	$0.44	$(0.85)	$0.92	$1.09

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	$0.02	$0.02	$0.11	$(1.23)	$0.22	$(0.36)	$(1.12)	$0.03
NET INCOME (LOSS)	$0.97	$1.25	$0.50	$0.40	$0.66	$(1.21)	$(0.20)	$1.12

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	51.2	51.4	51.4	51.7	51.4	51.0	51.8	52.3

BALANCE SHEET
Total assets	$8,088.6	$7,747.7	$7,698.1		$9,230.2	$9,254.8	$9,463.8	$9,700.6
Total shareholders’ equity	$2,407.1	$2,221.1	$1,967.6		$1,887.2	$2,040.1	$2,212.7	$2,320.7
Book value per share	$48.06	$43.75	$38.62		$37.08	$40.09	$43.57	$45.23
Book value per share, excluding accumulated other comprehensive (loss) income	$48.28	$47.15	$45.16		$44.64	$44.37	$45.55	$45.70

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

(2)	Weighted average shares outstanding for the quarter ended September 30, 2008 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2007	Q4 07	Q3 07	Q2 07	Q1 07

SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$208.2	$57.8	$48.8	$55.0	$46.6
Commercial Lines	169.3	42.6	39.2	38.9	48.6
Other Property and Casualty	4.8	(2.4)	0.3	2.5	4.4

Total Property and Casualty	382.3	98.0	88.3	96.4	99.6
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$342.4	$88.0	$78.3	$86.5	$89.6

Federal income tax expense on segment income	(113.7)	(27.2)	(26.6)	(29.8)	(30.1)

Total segment income after federal income taxes	$228.7	$60.8	$51.7	$56.7	$59.5

Net realized investment (losses) gains	(0.9)	(0.6)	(0.8)	0.2	0.3
Federal income tax benefit (expense) on non-segment income	0.5	0.1	0.6	(0.1)	(0.1)

Income from continuing operations	228.3	60.3	51.5	56.8	59.7

Discontinued operations (net of taxes):
Income from discontinued FAFLIC business	10.9	2.6	1.5	2.7	4.1
Gain (loss) on disposal of discontinued variable life and annuity business	13.1	12.9	0.1	0.3	(0.2)
Other	0.8	-	0.8	-	-

NET INCOME	$253.1	$75.8	$53.9	$59.8	$63.6

PER SHARE DATA (DILUTED)

INCOME FROM CONTINUING OPERATIONS	$4.36	$1.15	$0.98	$1.09	$1.15

INCOME FROM DISCONTINUED OPERATIONS	$0.47	$0.29	$0.05	$0.05	$0.07
NET INCOME	$4.83	$1.44	$1.03	$1.14	$1.22

WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	52.4	52.6	52.5	52.3	51.9

BALANCE SHEET
Total assets		$9,815.6	$9,845.2	$9,805.7	$9,776.2
Total shareholders’ equity		$2,299.0	$2,192.6	$2,099.4	$2,100.7
Book value per share		$44.37	$42.34	$40.55	$40.92
Book value per share, excluding accumulated other comprehensive (loss) income		$44.77	$43.62	$42.51	$41.33

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty and interest expense on corporate debt. In accordance with generally accepted accounting principles, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

Quarter Ended	2009
	Price Range		Dividends Per Share
	High	Low
March 31	$43.37	$28.49	-
June 30	$38.11	$29.19	-
September 30	$42.82	$37.23	-
December 31

Quarter Ended	2008
	Price Range		Dividends Per Share
	High	Low
March 31	$47.17	$40.14	-
June 30	$46.83	$41.71	-
September 30	$51.00	$38.01	-
December 31	$45.00	$31.92	$0.45

INDUSTRY RATINGS AS OF NOVEMBER 2, 2009

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A	A-	A3	A-
Citizens Insurance Company of America	A	A-	-	A-

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s	Fitch
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3	BBB-
The Hanover Insurance Group, Inc. Junior Subordinated Debentures	bb+	BB-	Ba1	BB+

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Assistant Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com